UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2007
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 25, 2007, Tween Brands, Inc. issued a press release announcing the promotion of Paul C. Carbone to the position of Senior Vice President and Chief Financial Officer, as well as the promotion of Kurt E. Gatterdam to the position of Vice President, Treasurer. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.
Item 9.01. Exhibits.
     (c) Exhibits.

Exhibit No.		Description

99.1	*	Press Release, dated June 25, 2007, entitled “Paul C. Carbone Promoted to C.F.O. at Tween Brands; Kurt E. Gatterdam Promoted to Vice President and Treasurer.”
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* Furnished with this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.

Date: June 25, 2007	By:	/s/ Paul C. Carbone

Paul C. Carbone Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.		Description

99.1	*	Press Release, dated June 25, 2007, entitled “Paul C. Carbone Promoted to C.F.O. at Tween Brands; Kurt E. Gatterdam Promoted to Vice President and Treasurer.”
___________________
* Furnished with this report.

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